Prospectus and Summary
Prospectus Supplement

March 5, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated March 5, 2021 to the Morgan Stanley Institutional Fund Trust Prospectus and Summary Prospectus dated January 29, 2021

Discovery Portfolio (the "Fund")

Effective at the close of business on April 5, 2021, the Fund will suspend offering Class I, Class A, Class C and Class IS shares of the Fund to new investors, except as follows. The Fund will continue to offer Class I, Class A, Class C and Class IS shares of the Fund:

(1)  through certain retirement plan accounts,

(2)  to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs,

(3)  to directors and trustees of the Morgan Stanley Funds,

(4)  to Morgan Stanley affiliates and their employees,

(5)  to benefit plans sponsored by Morgan Stanley and its affiliates and

(6)  omnibus accounts sponsored or serviced by a financial intermediary that currently hold shares of the Fund in such accounts.

Retirement plan accounts (including new retirement plan accounts) investing through platforms that trade omnibus by plan for Fund shares as of April 5, 2021, fall under the exception for "certain retirement plan accounts" set forth above.

Existing omnibus accounts (accounts offered on platforms that aggregate all underlying client-level transactions into one account) that are shareholders of record are considered one type of existing shareholder. Therefore, shares of the Fund will continue to be offered to underlying clients (including new clients) through such existing omnibus accounts.

The Fund will continue to offer Class I, Class A, Class C and Class IS shares of the Fund to existing shareholders. In addition, the Adviser, in its discretion, may make certain exceptions to the suspended offering of Class I, Class A, Class C and Class IS shares of the Fund.

The Fund may recommence offering Class I, Class A, Class C and Class IS shares of the Fund to new investors in the future. Any such offerings of the Fund's Class I, Class A, Class C and Class IS shares may be limited in amount and may commence and terminate without any prior notice.

The Fund has suspended offering Class L shares to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

Please retain this supplement for future reference.

  IFTDISCPROSPSPT 3/21